                                                                                                    EXHIBIT 10.7.1

THE MAJESTIC STAR CASINO, LLC

AMENDED AND RESTATED MANAGEMENT INCENTIVE PLAN

Purpose and Overview:
The Management Incentive Plan is the discretionary portion of the compensation package offered to key executives by The Majestic Star Casino, LLC.  As a key member of the management team for The Majestic Star Casino, LLC, you play an important role in the Company’s ability to achieve its goals, most notably:  1) developing and maintaining quality and depth at all levels of our management team; 2) attaining the top position in the markets we serve; and, 3) maintaining a high level of guest service.

The Management Incentive Program is designed to:
❑             Encourage and reward the attainment of performance results, which extend beyond your essential job responsibilities;
❑             Encourage fiscal responsibility and reward achievement of the Company’s realistic and attainable fiscal year profit and revenue objectives;
❑             Maintain the Company’s commitment to quality guest service;
❑             Retain and recruit talented and forward-thinking key managers who are essential to the continued growth and success of the Company; and
❑             Establish individual non-financial performance objectives, which are developed by the Plan Participants and their managers, with a year-end evaluation designed to measure the individual accomplishments.

What is the Intent of the Plan?
Provide executives with a competitive annual incentive that is tied to their position and base compensation.

Recognize and reward executives on the overall financial success of the Company.

Incentivize executives to achieve a higher individual performance level in critical business areas which are not necessarily measured by financial performance, such as succession planning and development of staff.

Revised 12/2008

Incentive Plan Highlights:

The Management Incentive Plan is built on “success.”  The greater the success of the Company, the greater the reward.

At the beginning of each year, each property will set an aggressive but attainable financial target, which is the budgeted EBITDA (including the estimate for the bonus).

Also, at the beginning of each year, plan participants will establish, with their managers, their non-financial individual performance goals, which will be reviewed at the end of each year in order to evaluate the level of success as it pertains to their individual performance accomplishments.

Bonuses for eligible Corporate Executives will be granted in conjunction with each property’s financial goals, which are weighed against the combined individual property’s EBITDA performance to budget; it will also include the accomplishments achieved with their individual non-financial performance goals.

Bonuses for eligible Property Executives will be granted in conjunction with their own property’s financial goals, which are weighed against their property’s EBITDA performance to budget; it will also include the accomplishments achieved with their individual non-financial performance goals.

Bonus Calculation

An employee’s bonus is calculated as follows:

Target                                % increase or                                           actual base                                                   Bonus
Bonus               X              decrease in                       X                     compensation                      =                     Amount
Award                                Financial and                                           earned during plan
%                                        Individual Bonus                                     year
                                           Awards

Revised 12/2008

Target Bonus Award

The target bonus awards are a specific percentage of your base salary actually earned during the plan year.  Only those team members’ who are in a manager salary band and higher are eligible to participate in the bonus plan.  Target bonus awards are determined by your position as outlined below:

Salary Band	Bonus Target	Financial Performance %	Individual Accomplishments %
EVP/COO	40%	70%	30%
SVP	30%	70%	30%
VP	30%	60%	40%
Director	20%	60%	40%
Manager	5%	50%	50%

Increase or Decrease in Bonus Awards
The amount of your “Financial Performance” bonus will increase if the actual EBITDA is above budgeted EBITDA and decrease if the actual EBITDA is below the budgeted EBITDA.  The table below indicates the amount of the increase or decrease in the “Financial Performance” portion of your bonus award.

   ACTUAL EBITDA AS % OF BUDGET                                                                                                BONUS PAYOUT AS % OF BONUS TARGET
                        100                                                                                                                                                                                100
                         99                                                                                                                                                                                   98
                         98                                                                                                                                                                                   96
                         97                                                                                                                                                                                   94
                         96                                                                                                                                                                                   92
                         95                                                                                                                                                                                   90
                         94                                                                                                                                                                                   87
                         93                                                                                                                                                                                   84
                         92                                                                                                                                                                                   81
                         91                                                                                                                                                                                   78
                         90                                                                                                                                                                                   75
                         89                                                                                                                                                                                   70
                         88                                                                                                                                                                                   65
                         87                                                                                                                                                                                   60
                         86                                                                                                                                                                                   55
                         85                                                                                                                                                                                   50
                         84                                                                                                                                                                                   -0- NO BONUS

Revised 12/2008

WHEN A PROPERTY’S ACTUAL EBITDA, OR COMBINED EBITDA FOR CORPORATE BONUS PURPOSES, EXCEEDS BUDGETED EBITDA, THEN 25% OF THE AMOUNT OF ACTUAL EBITDA THAT EXCEEDS BUDGETED EBITDA WILL BE APPLIED TO THE BONUS POOL FOR THAT PARTICULAR PROPERTY OR CORPORATE AND DISTRIBUTED ON A WEIGHTED AVERAGE BASIS.

Property Example:
Joe Smith holds the position of a Vice-President, and his base compensation actually received for the year is $75,000.00.  Assume the budgeted EBITDA for the year is $20,000,000; and at the end of the year, actual EBITDA is $18,000,000.  Joe’s Target Bonus Award is 30%; the decrease as a % to the Budgeted EBITDA is 10%.  Therefore, the bonus payout is 75%.  Joe’s Bonus is calculated as follows assuming he met his individual goals as well:
30% x $75,000.00 = $22,500.00 x   60% (Financial Performance) = $13,500.00 x 75% =   $10,125.00
                30% x $75,000.00 = $22,500.00 x   40% (Individual Goals)      =        $ 9,000.00 x 100% =   $ 9,000.00
Thus, Joe receives a Bonus of $10,125.00 + 9,000.00 = 19,125.00.

Corporate Example:
Sally Jones holds the position of a Vice-President, and her base compensation actually received for the year is $150,000.00.
Assume the budgeted EBITDA for the year for each of the four properties is $99,000,000; and at the end of the year, the properties combined EBITDA is $89,000,000.  Sally’s Target Bonus Award is 30%, but it will be calculated as follows assuming she met her individual goals as well:

                30% x $150,000.00 = $45,000.00 x 40% (Individual Goals)   =   $18,000.00
30% x $150,000.00 = $45,000.00 x 60% (Financial Performance) x 75% ($89 mil divided by $99 mil) = $20,250.00
Sally’s bonus award is $18,000.00 + $20,250.00 = $38,250.00

Eligibility:
To be eligible to receive a bonus, you must

1)            be a full-time employee in good standing (no written warnings in past six months) and in a bonus-eligible position;
2)            be an employee in an eligible position before October 1st of the plan year; and
3)            be an active employee at the time bonuses are distributed.
4)            Employment agreements covenants supersede this plan document.

Revised 12/2008

FOR THE INDIVIDUAL PROPERTIES:
THE FINANCIAL PERFORMANCE OF THE PROPERTY MUST BE MET PRIOR TO THE DISTRIBUTION OF ANY PORTION OF THE BONUS AWARD.   AS LONG AS 85%OF THE BUDGETED EBITDA IS MET, THE NON-FINANCIAL PORTION OF THE BONUS IS ELIGIBLE TO BE PAID OUT UP TO 100%.  HOWEVER, THE NON-FINANCIAL PORTION PAYOUT DOES NOT FOLLOW THE FINANCIAL PORTION PAYOUT, AS OUTLINED IN THE PERCENTAGE GRID ON PAGE 4.

FOR THE CORPORATE OFFICE:
IF THE COMBINED PROPERTY EBITDA (AS DESCRIBED ON PAGE 2) DOES NOT ACHIEVE AT LEAST 85%OF THE BUDGETED AMOUNTS, THE FINANCIAL PORTION OF THE BONUS IS NOT ELIGIBLE TO BE PAID OUT.  THE NON-FINANCIAL PORTION OF THE BONUS AWARD IS NOT DEPENDENT ON ACHIEVING AT LEAST 85% OF BUDGETED EBITDA.  THEREFORE, IF AT LEAST 85% OF BUDGETED EBITDA IS NOT ACHIEVED, THE NON FINANCIAL PORTION IS STILL ELIGIBLE TO BE PAID OUT UP TO 100%.

PAYMENT OF MANAGEMENT BONUSES IS DISCRETIONARY. ADDITIONALLY, ANY EXCEPTIONS MADE TO PAY OUT BONUSES ABOVE AND BEYOND THE PLAN DESIGN WILL BE AT THE DISCRETION OF THE BOARD OF DIRECTORS.

Promotions/Transfers:
Employees who are promoted into a bonus-eligible position before October 1, of the Plan Year will receive bonus awards.  Awards will be calculated on a pro-rated basis.

Employees who are promoted from one bonus-eligible position into another bonus-eligible position will have their Bonus Award percentage calculated by using their actual earnings during the 12-month Plan Year, but their Bonus Target percentage will be pro-rated based on the number of months employed in each position.

Bonus Pay Out Timetable:
The bonus will be paid out in one distribution, which will be in March following the Plan Year ending on December 31.   However, if the properties/corporate reach 90% of the budgeted EBITDA (using November actual and budgeted EBITDA for December), one half of the Bonus Target for the “Financial Performance” portion only will be paid in December of the Plan Year, and the balance based on actual results will be distributed in the month of March following the Plan Year.

Revised 12/2008